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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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                          Date of Report: July 10, 2007
                        (Date of earliest event reported)


                       The St. Lawrence Seaway Corporation
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               (Exact name of registrant as specified in charter)

           Indiana                     000-02040                  35-1038443
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


Hanna II, Suite P, 6011 E. Hanna Avenue, Beech Grove,
                       Indiana                                      46203
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     (Address of principal executive of offices)                 (Zip code)


                                 (317) 639-5292
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               (Registrant's telephone number including area code)


                                       n/a
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                (Former Name or former address, if changed since



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

     On July 10, 2007, the shareholders of St. Lawrence Seaway Corporation (the "Company"), stock symbol STLS.OB, approved the transaction (the "Transaction") contemplated by and described in that certain Stock and Warrant Purchase Agreement (the "Purchase Agreement") by and between the Company and Bernard Zimmerman & Company, Inc., an investment and merchant banking company (the "Investor"), dated January 10, 2007 and amended on April 16, 2007 and April 18, 2007. Stockholder approval was a condition precedent to the closing of the Transaction.

     Pursuant to the terms of the Purchase Agreement, as amended, the Company and the Investor agreed to close the Transaction on or about August 31, 2007, or such other date as the Company and the Investor mutually agree upon.

     The Company previously disclosed the terms and conditions of the Purchase Agreement and the amendments thereto in its Current Reports on Form 8-K filed with the Securities and Exchange Commission ("SEC") on January 10, 2007 and April 19, 2007.

     In addition, the shareholders of the Company approved the following actions:

          1. The election of four directors of the Company;

          2. The amendment and restatement, in its entirety, of the Company's By-Laws;

          3. The reincorporation of the Company from Indiana to Delaware;

          4. The amendment and restatement in its entirety the Company's Restated Articles of Incorporation, as amended, to, among other things:

               (a) approve the increase in the number of authorized shares of the Company from 4,000,000 shares, all of which are Common Stock, to 50,010,000 shares, consisting of 48,500,000 shares of Common Stock, 510,000 shares of a "tracking stock" known as Class A Common Stock and 1,000,000 shares of preferred stock, and to decrease the par value of the Common Stock from One Dollar ($1.00) to One Cent ($0.01);

               (b) approve the authorization of 1,000,000 shares of a blank check preferred class of stock, par value $0.01; and

               (c) approve the authorization of a non transferable, non-tradable, non-voting and non-certificated "tracking stock" class of securities known as the Class A Common Stock;

          5. The issuance of the "tracking stock" known as the Class A Common Stock to the Record Holders in connection with, and upon consummation of the Transaction (as defined above). The sale of Common Stock and Warrants to Bernard Zimmerman & Company, Inc. will close after the distribution of the Class A Common Stock to existing shareholders, and, as such, Bernard Zimmerman & Company, Inc. will receive no "tracking stock" in the contemplated issuance; and

          6. The ratification of the appointment of Mahoney Sabol & Company, LLP as the Company's independent registered public auditors for the fiscal year ending March 31, 2007, and fiscal year ending March 31, 2008.

     Stockholder approval of these actions was a condition of the closing of the Transaction.

     A complete description of these actions is set forth in the Company's Definitive Proxy Statement, filed with the SEC on May 30, 2007.

     The Company and the Investor have selected August 31, 2007 as the closing date for the Transaction and the Company has selected August 31, 2007 as the Record Date for the ownership of the Company's Common Stock for the determination of the issuance of the Class A Common Stock (which, as stated above, will be non-transferable, non-tradable, non-voting and non-certificated).

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ITEM 9.01. EXHIBITS.

(d) Exhibits.


The exhibit listed in the following Exhibit Index is filed as part of this
Report:


   Exhibit No.        Description
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      99.1            Press Release dated July 13, 2007.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The St. Lawrence Seaway Corporation

                                           By: /s/ Daniel L. Nir
                                               ------------------------------
                                               Name: Daniel L. Nir
                                               Title: President and Treasurer

Dated: July 13, 2007

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